UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 13, 2011
THE WENDY’S COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-2207	38-0471180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Dave Thomas Blvd., Dublin, Ohio		43017
(Address of principal executive offices)		(Zip Code)
(614) 764-3100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 13, 2011, The Wendy’s Company (the “Company”) provided written notice to the New York Stock Exchange (the “NYSE”) that the Company plans to voluntarily transfer the listing of its common stock, par value $0.10 per share, to the NASDAQ Global Select Market (“NASDAQ”).  The Company’s common stock has been approved for listing on NASDAQ and is expected to begin trading on NASDAQ on December 27, 2011 under the Company’s current trading symbol “WEN.”  The Company expects that its common stock will cease trading on the NYSE effective upon the close of market on December 23, 2011.

A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d)    Exhibits

99.1	Press release of The Wendy's Company dated December 13, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WENDY’S COMPANY
Date: December 13, 2011	By:/s/ Nils H. Okeson
Nils H. Okeson
Senior Vice President, General Counsel and
Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Press release of The Wendy’s Company dated December 13, 2011.